                                                                     EXHIBIT 1.1



                            AAMES CAPITAL CORPORATION
                                       AND

                                THE UNDERWRITERS

                             UNDERWRITING AGREEMENT

                                       FOR

                              AAMES MORTGAGE TRUSTS

                       MORTGAGE PASS-THROUGH CERTIFICATES,
                               ISSUABLE IN SERIES









SEPTEMBER 18, 1998

September 18, 1998




NationsBanc Montgomery Securities LLC
  as Representative of the several Underwriters
  named in Schedule I to the Pricing Agreement
c/o NationsBanc Montgomery Securities LLC
100 North Tryon Street
NC1-007-11-07
Charlotte,  NC   28255


          Aames Capital Corporation (the "Company") proposes, from time to time, to enter into one or more pricing agreements (each a "Pricing Agreement") in the form of Annex A hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue in series (each a "Series") and to sell to the Underwriters (as hereinafter defined), mortgage pass-through certificates, each Series of which is to be issued pursuant to an applicable pooling and servicing agreement (a "Pooling and Servicing Agreement") to be dated as of the applicable Cut-off Date (as defined in the Pricing Agreement), between the Company, as seller and servicer, and Bankers Trust Company of California, N.A., as trustee (the "Trustee"). NationsBanc Montgomery Securities LLC, will act as underwriter and as Representative (in such capacity, the "Representative") of the several underwriters named in Schedule I hereto (the "Underwriters"). Each Series of Certificates (as defined below) will evidence an undivided beneficial ownership interest in a separate Trust (as defined in the related Pooling and Servicing Agreement) consisting primarily of a pool (the "Pool") of mortgage loans (the "Mortgage Loans") listed in an attachment to such Pooling and Servicing Agreement. The Certificates will be issued in one or more classes (each a "Class"), which may be divided into one or more subclasses (each a "Subclass"). Any rights of holders of Certificates of a particular Class or Subclass to receive certain distributions with respect to the Mortgage Loans that are senior to such rights of holders of Certificates of any other Class or Subclass of the same Series shall be specified in the Pricing Agreement. The Certificates of a Series to be purchased pursuant to a Pricing Agreement will be described more fully in the base Prospectus and the related Prospectus Supplement (each of which terms is defined below) which the Company will furnish to the Underwriters.

          On or prior to the date of issuance of the Certificates of any Class, if specified in the Pricing Agreement, the Company will obtain a certificate guaranty insurance policy satisfying the description thereof in the Offering Document.

          As used herein, the term "Execution Time" shall mean the date and time that the Pricing Agreement is executed and delivered by the parties thereto; the term "Agreement," "this

Agreement" and terms of similar import shall mean this Underwriting Agreement including the Pricing Agreement; and the term "Closing Date" shall mean the Closing Date specified in the Pricing Agreement. All capitalized terms used but not otherwise defined herein have the respective meanings set forth in the form of Pooling and Servicing Agreement heretofore delivered to the Representative.

          1. Securities. Unless otherwise specified in the Pricing Agreement, the Certificates of each Series will be issued in classes as follows: (i) one or more classes of securities rated in the highest category by the Rating Agencies (which may include two or more subclasses) with respect to the Fixed Rate Certificates (collectively, the "Fixed Rate Group Certificates") (ii) one or more classes of securities rated in the highest category by the Rating Agencies (which may include two or more subclasses) with respect to the Adjustable Rate Certificates (the "Adjustable Rate Group Certificates"), (iii) the Class C Certificates (the "Class C Certificates"), and (iv) a residual class with respect to each REMIC election made with respect to the Trust (the "Class R Certificates"). The Fixed Rate Group Certificates, and the Adjustable Rate Group Certificates specified in the Pricing Agreement are hereinafter referred to as the "Offered Certificates." The Offered Certificates, the Class C Certificates and the Class R Certificates are hereinafter referred to as the "Certificates."

          2. Representations and Warranties of the Company. The Company represents and warrants to, and covenants with, each Underwriter that:

               A. A registration statement on Form S-3 (Registration No. 333-46893 01), including a prospectus and a form of prospectus supplement that contemplates the offering of mortgage pass-through certificates from time to time, has been filed by the Company and Aames Capital Acceptance Corp. ("ACAC") with the Securities and Exchange Commission (the "Commission"), pursuant to the Securities Act of 1933, as amended and the rules and regulations of the Commission thereunder (collectively, the "1933 Act"), and as amended from time to time by one or more amendments, including post-effective amendments, has been declared effective by the Commission prior to the date of the Pricing Agreement. The Company will cause to be filed with the Commission, after effectiveness of such registration statement (and any such post-effective amendments), a final prospectus in accordance with Rules 415 and 424(b)(2) under the 1933 Act, relating to the Offered Certificates.

               As used herein, the term "Effective Date" shall mean the date that the Registration Statement (including the most recently filed post-effective amendment, if any) became effective. "Registration Statement" shall mean the registration statement referred to in the preceding paragraph, including the exhibits thereto and any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act specifically relating to the terms of the Offered Certificates or the Pool and filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except that if the Registration Statement is amended by the filing with the Commission of a post-effective amendment thereto, the term "Registration Statement" shall mean collectively the Registration Statement, as amended by the most recently filed post-effective amendment thereto, in the form in which it was declared effective by the Commission. The prospectus dated the date specified in the Pricing Agreement (which if not so specified shall be the date of such Pricing Agreement), which constitutes a part of the Registration Statement, together with the prospectus supplement dated the date specified in the Pricing Agreement (which if not so specified shall be the date of such Pricing Agreement) (the "Prospectus Supplement"), relating to the offering of the Offered Certificates, including any document incorporated therein by reference pursuant to the Exchange Act, are hereinafter referred to collectively as the "Prospectus," except that if the Prospectus is thereafter amended or supplemented pursuant to Rule 424(b), the term "Prospectus" shall mean the prospectus, as so amended or supplemented pursuant to Rule 424(b), from and after the date on which such amended prospectus or supplement is filed with the Commission. Any preliminary form of the Prospectus Supplement which has heretofore been filed pursuant to Rule 402(a) or Rule 424 is hereinafter called a "Preliminary Prospectus Supplement." Any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the effective date of the Registration Statement or the issue date of the Prospectus or Prospectus or Prospectus Supplement, as the case may be, incorporated therein by reference.

               B. As of the date hereof, and as of the dates when the Registration Statement became effective, when the Prospectus Supplement is first filed pursuant to Rule 424(b) under the 1933 Act, when, prior to the Closing Date, any other amendment to the Registration Statement becomes effective, and when any supplement to the Prospectus is filed with the Commission, and at the Closing Date,
          (i) the Registration Statement, as amended, as of any such time, and the Prospectus, as amended or supplemented as of any such time, complied or will comply in all material respects with the applicable requirements of the 1933 Act, and (ii) the Registration Statement, as amended as of any such time, did not and will not contain any untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus, as amended or supplemented as of any such time, did not and will not contain an untrue statement of a material fact and did not and will not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from (i) the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriters as set forth in this Agreement or the Pricing Agreement specifically for use in connection with the preparation of the Registration Statement or the Prospectus and (ii) the Form 8-K - Computational Materials (as defined in Section 5K below) or Form 8-K - ABS Term Sheets (as defined in Section 5L below), or in any amendment thereof or supplement thereto, incorporated by reference in such Registration Statement or such Prospectus (or any amendment thereof or supplement thereto).

               C. The Company is duly organized, validly existing and in good standing under the laws of the State of California, has full power and authority (corporate and other) to own its properties and conduct its business as now conducted by it, and as described in the Prospectus, and is duly qualified to do business in each jurisdiction in which it owns or leases real property (to the extent such qualification is required by applicable law) or in which the conduct of its business requires such qualification except where the failure to be so qualified does not involve (i) a material risk to, or a material adverse effect on, the business, properties, financial position, operation or results of operations of the Company or (ii) any risk whatsoever as to the enforceability of any Mortgage Loan.

               D. There are no actions, proceedings or investigations pending, or, to the knowledge of the Company, threatened, before any court, governmental agency or body or other tribunal (i) asserting the invalidity of this Agreement, the Certificates or of the Pooling and Servicing Agreement, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or the Pooling and Servicing Agreement,
          (iii) which may, individually or in the aggregate, materially and adversely affect the validity or enforceability of, this Agreement, the Certificates or the Pooling and Servicing Agreement, or the performance by the Company of its obligations under this Agreement or the Pooling and Servicing Agreement or (iv) which may affect adversely the federal income tax attributes of the Offered Certificates as described in the Prospectus.

               E. The execution and delivery by the Company of this Agreement and the Pooling and Servicing Agreement, the direction by the Company to the Trustee to execute, countersign, authenticate and deliver the Certificates and the transfer and delivery of the Mortgage Loans to the Trust by the Company are within the corporate power of the Company and have been, or will be, prior to the Closing Date duly authorized by all necessary corporate action on the part of the Company and the execution and delivery of such instruments, the consummation of the transactions therein contemplated and compliance with the provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute or any agreement or instrument to which the Company or any of its affiliates is a party or by which it or any of them is bound or to which any of the property of the Company or any of its affiliates is subject, the Company's articles of incorporation or bylaws, or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Company, any of its affiliates or any of its or their properties; and no consent, approval, authorization or order of, or filing with, any court or governmental agency or body or other tribunal is required for the consummation of the transactions contemplated by this Agreement or the Prospectus in connection with the sale of the Certificates by the Company. Neither the Company nor any of its affiliates is a party to, bound by or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Company or any of its affiliates, which materially and adversely affects, or may in the future materially and adversely affect, (i) the ability of the Company to perform its obligations under the Pooling and Servicing Agreement or this Agreement or (ii) the business, operations, results of operations, financial position, income, properties or assets of the Company.

               F. This Agreement has been duly and validly authorized, executed and delivered by the Company. The Pooling and Servicing Agreement will be duly executed and delivered by the Company and will constitute the legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as enforceability may be limited by
          (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors, and (ii) general principles of equity, whether enforcement is sought in a proceeding at law or in equity.

               G. The Offered Certificates will conform in all material respects to the description thereof contained in the Prospectus, and the direction by the Company to the Trustee to execute, countersign, authenticate and deliver the Certificates will be duly and validly authorized and, when the Offered Certificates have been duly and validly executed, authenticated, issued and delivered in accordance with the Pooling and Servicing Agreement and sold to the Underwriters as provided herein and the Pricing Agreement, the Offered Certificates have been validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement.

               H. At the Closing Date, the Mortgage Loans will conform in all material respects to the description thereof contained in the Prospectus and the representations and warranties contained in this Agreement will be true and correct in all material respects. The representations and warranties set out in the Pooling and Servicing Agreement are hereby made to the Underwriters as though set out herein, and at the dates specified in the Pooling and Servicing Agreement, such representations and warranties were or will be true and correct in all material respects.

               I. The transfer of the Mortgage Loans to the Trust created by the related Pooling and Servicing Agreement (the "Trust") at the Closing Date will be treated by the Company for financial accounting and reporting purposes as a sale of assets and not as a pledge of assets to secure debt.

               J. The Company possesses all material licenses, certificates, permits or other authorizations issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it and as described in the Prospectus and there are no proceedings, pending or, to the best knowledge of the Company, threatened, relating to the revocation or modification of any such license, certificate, permit or other authorization which singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the business, operations, results of operations, financial position, income, property or assets of the Company.

               K. Any taxes, fees and other governmental charges in connection with the execution and delivery of this Agreement and the Pooling and Servicing Agreement, or the execution and issuance of the Certificates have been or will be paid at or prior to the Closing Date.

               L. There has not been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company, its parent company or its subsidiaries, taken as a whole, from the date of the end of the most recent fiscal quarter of the Company for which financial statements (whether audited or unaudited) have been made publicly available (the "Date of Recent Company Financial Statements"), to the date hereof.

               M. The Pooling and Servicing Agreement will conform in all material respects to the description thereof contained in the Prospectus.

               N. The Company is not aware of (i) any request by the Commission for any further amendment of the Registration Statement or the Prospectus or for any additional information with respect to the offering of the Offered Certificates, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose or (iii) any notification with respect to the suspension of the qualification of the Offered Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

               O. Each assignment of Mortgage required to be prepared pursuant to the Pooling and Servicing Agreement is based on forms recently utilized by the Company with respect to mortgaged properties located in the appropriate jurisdiction and used in the regular course of the Company's business. Based on the Company's experience with such matters it is reasonable to believe that upon execution each such assignment will be in recordable form and will be sufficient to effect the assignment of the Mortgage to which it relates as provided in the Pooling and Servicing Agreement.

               P. Neither the Company nor the Trust will be subject to registration as an "investment company" under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and the Trust is not required to be registered.

               In connection with the offering of the Certificates in the State of Florida, the Company hereby certifies that it has complied with all provisions of Section 5.17.075 of the Florida Securities and Investor Protection Act.

          Any certificate signed by any officer of the Company and delivered to the Underwriters in connection with the sale of the Offered Certificates to such Underwriters shall be deemed a representation and warranty as to the matters covered thereby by the Company to each person to whom the representations and warranties in this Section 2 are made.

          3. Agreements of the Underwriters.

               A. The several Underwriters agree with the Company that upon the execution of the Pricing Agreement and authorization by the Underwriters of the release of the Offered Certificates of the related Series, the Underwriters shall offer such Offered Certificates for sale upon the terms and conditions set forth in the prospectus as amended or supplemented.

               B. Each Underwriter severally represents and agrees that:

                    (i) it has not offered or sold and will not offer or sell, prior to the date six months after their date of issuance, any Offered Certificates to persons in the United Kingdom, except to persons whose activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted in and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995;

                    (ii) it has complied and will comply with all applicable
                         provisions of the Financial Services Act of 1986 with respect to anything done by it in relation to the Offered Certificates in, from or otherwise involving the United Kingdom;

                   (iii) it has only issued or passed on and will only issue or pass on to any person in the United Kingdom any document received by it in connection with the issuance of the Offered Certificates only if that person is of a kind described in Article 11(3) of the Financial Services Act of 1986 (Investment Advertisements) (Exemptions) Order 1997, or such person is one to whom the document can lawfully be issued or passed on;

                    (iv) no action has been or will be taken by such Underwriter that would result in a public offering of the Offered Certificates or distribution of the Prospectus or Prospectus Supplement or any Computational Materials or any other offering material in relation to the Offered Certificates in any non-U.S. jurisdiction where action for that purpose is required unless the Company has agreed to such actions and such actions have been taken; and

                    (v) it understands that, in connection with the issuance, offer and sale of the Offered Certificates and with the distribution of the Prospectus or Prospectus Supplement or any Computational Materials or any other offering material in relation to the Offered Certificates in, to or from any non-U.S. jurisdiction, the Company has not taken and will not take any action, and such Underwriter will not offer, sell or deliver any Offered Certificates or distribute the Prospectus or Prospectus Supplement or any Computational Materials or any other offering material relating to the Offered Certificates in, to or from any non-U.S. jurisdiction except under circumstances which will result in compliance with applicable laws and regulations and which will not impose any liability, obligation or responsibility on the Company or the other Underwriters.

          4. Purchase, Sale and Delivery of the Offered Certificates. The Company hereby agrees, subject to the terms and conditions hereof, to sell the Offered Certificates specified in the Pricing Agreement to the Underwriters, who, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, hereby agree, severally and not jointly, to purchase the entire aggregate principal amount of the Offered Certificates in the amounts set forth in Schedule I to such Pricing Agreement. At the time of issuance of the Certificates, the Mortgage Loans will be sold by the Company to the Trust pursuant to the Pooling and Servicing Agreement. The Company will be obligated, under the Pooling and Servicing Agreement, to service the Mortgage Loans either directly or through subservicers.

          The Offered Certificates to be purchased by the Underwriters will be delivered by the Company to the Underwriters (which delivery shall be made through the facilities of The Depository Trust Company ("DTC") or Cedel Bank, societe anonyme or the Euroclear System) against payment of the purchase price therefor, in an amount equal to the percentage of the aggregate original principal amount thereof as specified in the Pricing Agreement, plus interest accrued, if any, at the rate on the aggregate original principal amount thereof from the date specified in such Pricing Agreement to, but not including, the Closing Date, by a same day federal funds wire payable to the order of the Company.

          Settlement shall take place at the specified offices of Aames Financial Corporation at 10:00 a.m., New York City time, on the date specified in the Pricing Agreement, or at such other place and at such other time thereafter (such time being herein referred to as the "Closing Date"), in each case as the Underwriters and the Company shall determine. The Offered Certificates will be prepared in definitive form and in such authorized denominations as the Underwriters may request, registered in the name of Cede & Co., as nominee of DTC.

          It is a condition to the purchase and sale of each Class of Offered Certificates that the purchase and sale of each other Class of Offered Certificates occurs simultaneously.

          The Company agrees to have the Offered Certificates available for inspection and review by the Underwriters in Los Angeles not later than 11:00 a.m. New York City time on the business day prior to the Closing Date.

          5. Covenants of the Company. The Company covenants and agrees with each Underwriter that:

               A. The Company will promptly advise the Representative and counsel to the Underwriters (i) when any amendment to the Registration Statement relating to the offering of the Offered Certificates shall have become effective, (ii) of any request by the Commission for any amendment to the Registration Statement or the Prospectus or for any additional information to the extent applicable to the offering of the Offered Certificates, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (iv) or the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will not file, and will use its commercially reasonable efforts to prevent ACAC from filing, any amendment to the Registration Statement or supplement to the Prospectus after the date of the Pricing Agreement and prior to the related Closing Date for the Offered Certificates unless the Company has furnished the Representative and counsel to the Underwriters copies of such amendment or supplement for their review prior to filing and will not file any such proposed amendment or supplement to which the Representative reasonably and promptly objects, unless such filing is required by law. The Company will use its commercially reasonable efforts to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement and, if issued, to obtain as soon as possible the withdrawal thereof.

               B. If, at any time during the period in which the Prospectus is required by law to be delivered, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the 1933 Act or the rules under the 1933 Act, the Company will promptly prepare and file with the Commission and shall use its commercially reasonable efforts to cause ACAC to promptly prepare and file, subject to Paragraph A of this Section 5, an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance and, if such amendment or supplement is required to be contained in a post-effective amendment to the Registration Statement, will use its commercially reasonable efforts to cause such post-effective amendment of the Registration Statement to become effective as soon as possible, provided, however, that the Company will not be required to file any such amendment or supplement with respect to any Computational Materials or ABS Term Sheets incorporated by reference in the Prospectus other than any amendments or supplements of such Computational Materials or ABS Term Sheets that are furnished to the Company by the Underwriters pursuant to Section 9A hereof which the Company is required to file in accordance with Section 5K or 5L.

               C. The Company will furnish to the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto), any documents incorporated therein by reference, and, so long as delivery of a prospectus by the Underwriters or a dealer may be required by the 1933 Act, as many copies of the Prospectus, as amended or supplemented, and any amendments and supplements thereto as the Underwriters may reasonably request. The Company will pay the expenses of printing all offering documents relating to the offering of the Offered Certificates.

               D. As soon as practicable, but not later than sixteen months after the effective date of the Registration Statement, the Company will cause the Trust to make generally available to holders of Offered Certificates statements of the Trust collectively covering a period of at least 12 months beginning after the effective date of the Registration Statement. Such statements will be filed with the Commission pursuant to the provisions of the Exchange Act.

               E. During a period of 20 calendar days from the Execution Time, neither the Company nor any affiliate of the Company will, without the Representative's prior written consent (which consent shall not be unreasonably withheld), enter into any agreement to offer or sell mortgage pass-through certificates backed by mortgage loans, except pursuant to this Agreement.

               F. So long as any of the Offered Certificates are outstanding, the Company will cause to be delivered to the Underwriters, (i) all documents required to be distributed to the holders of the Offered Certificates, (ii) from time to time, any other information concerning the Trust filed with any government or regulatory authority that is otherwise publicly available, as the Underwriters may reasonably request, (iii) the annual statement as to compliance delivered to the Trustee pursuant to the Pooling and Servicing Agreement, (iv) the annual statement of a firm of independent public accountants furnished to the Trustee pursuant to the Pooling and Servicing Agreement as soon as such statement is filed by the Company with the Commission and (v) any information required to be delivered by the Company or the Servicer pursuant to Section 4.01 of the form of Pooling and Servicing Agreement heretofore delivered to the Representative.

               G. The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement or the Pricing Agreement is consummated, will pay all expenses in connection with the transactions contemplated herein, including but not limited to (i) the expenses of printing (or otherwise reproducing) all documents relating to the offering and the fees and disbursements of its counsel incurred in connection with the issuance and delivery of the Offered Certificates, (ii) the preparation of all documents specified in this Agreement, (iii) any fees and expenses of the Trustee (including legal fees) that are not payable by or from the Trust, (iv) any accounting fees and disbursements relating to the offering of Offered Certificates, (v) any fees charged by rating agencies for rating the Offered Certificates, (vi) any reasonable fees and disbursements of counsel to the Underwriters relating to Blue Sky undertakings (vii) any reasonable fees and disbursements of counsel to the Underwriters in an amount not to exceed $5,000 per Series relating to the representation of the Underwriters with respect to the offering of the Offered Certificates of such Series and (viii) the fees and charges related to the filing with the Commission of such Current Reports on Form 8-K and such other materials as are contemplated hereby, whether pursuant to EDGAR or otherwise. Subject to the provisions of Section 7 hereof, the Company will not pay the fees and expenses of the Underwriters or their counsel except as specified above.

               H. The Company will enter into the Pooling and Servicing Agreement and all related agreements on or prior to the Closing Date.

               I. The Company will endeavor to qualify the Offered Certificates for sale to the extent necessary under any state securities or Blue Sky laws in any jurisdiction as may be reasonably requested by the Underwriters, if any, and will pay all expenses (including reasonable fees and disbursements of counsel to the Underwriters) in connection with such qualification and in connection with the determination of the eligibility of the Offered Certificates for investment under the laws of such jurisdiction as the Underwriters may reasonably designate, if any.

               J. The Company will file or cause to be filed with the Commission within fifteen days of the termination of the Funding Period (as such term is defined in the related Pooling and Servicing Agreement), a Current Report on Form 8-K setting forth specific information concerning the description of the Mortgage Pool (the "Form 8-K - Mortgage Pool"). Without limiting the generality of any other provision hereof, such Form 8-K - Mortgage Pool shall be deemed to be a part of the Registration Statement and Prospectus from and after the date it is first filed with the Commission.

               K. The Company will cause any Computational Materials (as defined in Section 9A hereof) with respect to the Offered Certificates which are delivered by any Underwriter to the Company pursuant to Section 9A hereof to be filed with the Commission on a Current Report on Form 8-K (the "Form 8-K - Computational Materials") at or before the time of filing of the Prospectus pursuant to Rule 424(b) under the 1933 Act; provided, however, that the Company shall have no obligation to file any such materials which, in the reasonable determination of the Company after consultation with such Underwriter (i) are not, based upon the advice of outside counsel to the Company, required to be filed pursuant to the Kidder Letters (as defined in Section 9A hereof) or (ii) contain any erroneous information or untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; it being understood, however, that the Company shall have no obligation to review or pass upon the accuracy or adequacy of, or to correct, any Computational Materials provided by any Underwriter to the Company pursuant to Section 9A hereof. The Company will notify the Underwriters promptly in the event that the Company does not make any such filing. The parties hereto agree that the Company shall have no liability for any failure to file such Computational Materials on such date if the related Underwriter has not delivered such materials to the Company one business day prior to the date such filing is to be made.

               L. The Company will cause any ABS Term Sheets (as defined in
          Section 9A hereof) with respect of the Offered Certificates which are delivered by any Underwriter to the Company pursuant to Section 9A hereof to be filed with the Commission on one or more Current Reports on Form 8-K (collectively, the "Form 8-K - ABS Term Sheets") (i) at or before the time of filing of the Prospectus pursuant to Rule 424(b) under the 1933 Act, in the case of Structural Term Sheets (as defined in Section 9A hereof) and (ii) within two business days of first use in the case of Collateral Term Sheets (as defined in Section 9A hereof); provided, however, that the Company shall have no obligation to file any such materials which, in the reasonable determination of the Company after consultation with such Underwriter (i) are not, based upon advice of outside counsel to the Company, required to be filed pursuant to the PSA Letter (as defined in Section 9A hereof),
          (ii) do not contain the legends required by the PSA Letter or (iii) contain erroneous information or contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; it being understood, however, that the Company shall have no obligation to review or pass upon the accuracy or adequacy of, or to correct, any ABS Term Sheets provided by any Underwriter to the Company pursuant to
          Section 9A hereof. The Company will notify the Underwriters promptly in the event that the Company does not make any such filing. The parties hereto agree that the Company shall have no liability for any failure to file such ABS Term Sheets on such dates if the related Underwriter has not delivered such materials to the Company one business day prior to the date such filing is to be made.

          6. Conditions of the Underwriters' Obligation. The obligation of the Underwriters to purchase and pay for the Offered Certificates of a Series as provided herein and the Pricing Agreement shall be subject to the accuracy as of the date hereof, the Execution Time and the applicable Closing Date (as if made at such Closing Date) of the representations and warranties of the Company contained herein (including those representations and warranties set forth in the Pooling and Servicing Agreement and incorporated herein; provided that any representation or warranty made therein with respect to Mortgage Loans or Notes where a remedy provided in the Pooling and Servicing Agreement is for the repurchase by the Company of the related Mortgage Loans, only to the extent that such representations or warranties are inaccurate in any material respect), to the accuracy of the statements of the Company made in any certificate or other document delivered pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to the following additional conditions:

               The Registration Statement shall have become effective no later than the date hereof, and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened, and the Prospectus shall have been filed pursuant to Rule 424(b) of the 1933 Act as shall be required pursuant to such Rule.

               B. The Underwriters shall have received the Pooling and Servicing Agreement and the Offered Certificates in form and substance satisfactory to the Underwriters, duly executed by all signatories required pursuant to respective terms thereof.

               C. (1) The Underwriters shall have received the favorable opinions of Barbara S. Polsky, general counsel to the Company, and Andrews & Kurth LLP, special counsel to the Company, or of such other counsel to the Company as shall be acceptable to the Underwriters, such opinion or opinions, dated the Closing Date, in form and substance satisfactory to the Underwriters, and collectively covering the substantive matters referred to in Appendix A attached hereto

               (2) The Underwriters shall have received the favorable opinion of Stroock & Stroock & Lavan LLP, special counsel to the Underwriters, dated the Closing Date, with respect to the Pooling and Servicing Agreement, the Certificates of such Series, the due authorization, execution and delivery of this Agreement and the Pricing Agreement, and such other matters as the Underwriters may reasonably request.

               In rendering their opinions, the counsel described in this Paragraph C may rely, as to matters of fact, on certificates of responsible officers of the Company, the Trustee and public officials. Such opinions may also assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Company.

               D. The Underwriters shall have received a letter from PricewaterhouseCoopers LLP, dated the date of the Prospectus Supplement, in form and substance satisfactory to the Underwriters, to the effect that they have performed certain specified procedures requested by the Underwriters with respect to the information set forth in the Prospectus and certain matters relating to the Company.

               E. The Fixed Rate Group Certificates and the Adjustable Rate Group Certificates, shall have been rated in the highest rating category by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. ("S&P" and together with Moody's, the "Rating Agencies"). The Underwriters and counsel for the Underwriters shall have received copies, addressed to the Underwriters and upon which they may rely, of any opinions of counsel supplied to the rating organizations relating to any matters with respect to the Certificates. Any such opinions shall be dated the Closing Date.

               The Underwriters shall have received from the Company a certificate, signed by the president, an executive vice president or a vice president of the Company, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Registration Statement (excluding Form 8-K - Computational Materials and Form 8-K ABS Term Sheets), the Pooling and Servicing Agreement and this Agreement and that, to the best of his or her knowledge based upon reasonable investigation, the representations and warranties of the Company in this Agreement, as of the Closing Date, in the Pooling and Servicing Agreement; provided that any representation or warranty made therein with respect to Mortgage Loans or Notes where a remedy provided in the Pooling and Servicing Agreement is for the repurchase by the Company of the related Mortgage Loans, only to the extent that such representations or warranties are inaccurate in any material respect, and in all related agreements, as of the date specified in such agreements, are true and correct, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date and that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the best of his or her knowledge, are contemplated by the Commission.

               The Company shall attach to such certificate an incumbency certificate and shall certify in an officer's certificate a true and correct copy of its articles of incorporation and bylaws which are in full force and effect as of each relevant date and on the date of such certificate and a certified true copy of the resolutions of its Board of Directors with respect to the transactions contemplated herein.

               G. The Underwriters shall have received a favorable opinion of counsel to the Trustee, dated the Closing Date, in form and substance satisfactory to the Underwriters and covering the substantive matters referred to in Appendix B attached hereto.

               In rendering such opinion, such counsel may rely, as to matters of fact, on certificates of responsible officers of the Company, the Trustee and public officials. Such opinion may also assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Trustee.

               H. The Underwriters shall have received from the Trustee a certificate, signed by the president, a senior vice president or a vice president of the Trustee, dated the Closing Date, to the effect that each person who, as an officer or representative of the Trustee, signed or signs the Certificates, the Pooling and Servicing Agreement or any other document delivered pursuant hereto, on the Execution Time or on the Closing Date, in connection with the transactions described in the Pooling and Servicing Agreement was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

               The Policy relating to the Offered Certificates shall have been duly executed and issued at or prior to the Closing Date and shall conform in all material respects to the description thereof in the Prospectus.

               J. The Underwriters shall have received a favorable opinion of counsel to the Insurer, dated the Closing Date, in form and substance satisfactory to the Underwriters and covering the substantive matters referred to in Appendix C attached hereto.

               In rendering such opinion, such counsel may rely, as to matters of fact, on certificates of responsible officers of the Company, the Trustee, the Insurer and public officials. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Insurer.

               K. On or prior to the Closing Date, there has been no downgrading, nor has any notice been given of (i) any intended or potential downgrading or (ii) any review or possible changes in rating the direction of which has not been indicated, in the rating accorded and originally requested by the Company relating to any previously issued mortgage pass-through securities of the Company by any "nationally recognized statistical rating organization" (as such term is defined for purposes of the Exchange Act).

               L. On or prior to the Closing Date there has been no downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any review or possible change in rating the direction of which has not been indicated, in the rating accorded the Insurer's claims paying ability by any "nationally recognized statistical rating organization" (as such term is defined for purposes of the Exchange Act).

               M. There has not occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, in the earnings, business or operations (i) of the Company, its parent company or its subsidiaries, since the date of the Company's Recent Financial Statements, filed with the Commission or
          (ii) the Insurer, that is in the Representative's judgment material and adverse and that makes it in the Representative's judgment impractical to market the Offered Certificates on the terms and in the manner contemplated in the Prospectus.

               N. The Underwriters and counsel for the Underwriters shall have received copies of any separate opinions of counsel to the Company or the Insurer supplied to the Trustee or any of S&P or Moody's relating to matters with respect to the Offered Certificates or the Policy, and such opinions shall be dated the Closing Date and addressed to the Underwriters and upon which they may rely.

               The Underwriters shall have received such further information, certificates and documents as the Underwriters may reasonably have requested not less than one (1) full business day prior to the Closing Date.

               P. There shall have been executed and delivered by Aames Financial Corporation, the corporate parent of the Company ("AFC"), a letter agreement with the Underwriters, pursuant to which AFC agrees to become jointly and severally liable with the Company for the payment of the Joint and Several Obligations (as defined in such letter agreement). Such letter agreement with the Underwriters is substantially in the form of Exhibit A hereto.

          If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects, as determined by the Representative and counsel to the Underwriters, when and as provided in this Agreement, this Agreement and/or Pricing Agreement and all obligations of the Underwriters hereunder and thereunder, may be canceled on, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to the Company in writing, or by telephone or telegraph confirmed in writing.

          The Underwriters and the Company shall receive, subsequent to the Closing Date, a letter from Pricewaterhouse Coopers LLP, dated on or before the filing of the Form 8-K - Mortgage Pool in form and substance satisfactory to the Underwriters, to the effect that they have performed certain specified procedures requested by the Underwriters with respect to the information set forth in such Form 8-K - Mortgage Pool.

          7. Expenses. If the sale of the Certificates of any Series provided for herein is not consummated by reason of a default by the Company in its obligations hereunder (including the failure to satisfy any of the conditions specified in Section 6), except in the case of a termination of this Agreement in accordance with Section 12 hereof, then the Company will reimburse the Underwriters, upon demand, for all reasonable out-of-pocket expenses (including, but not limited to, the reasonable fees and expenses of their counsel) that shall have been incurred by them in connection with their investigation with regard to the Company and the Offered Certificates and the proposed purchase and sale of the Offered Certificates.

          8. Indemnification and Contribution.

               A. Regardless of whether any Offered Certificates are sold, the Company will indemnify and hold harmless each Underwriter, each of their respective officers and directors and each person who controls any Underwriter within the meaning of the 1933 Act or the Exchange Act, against any and all losses, claims, damages, or liabilities (including the cost of any investigation, legal and other expenses incurred in connection with and amounts paid in settlement of any action, suit, proceeding or claim asserted), joint or several, to which they or any of them may become subject, under the 1933 Act, the Exchange Act or other federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained (i) in the Registration Statement or arise out of or are based upon the omission or alleged omission (and in the case of any Computational Materials, as to which a Mortgage Pool Error (as defined below) occurred) to state therein a material fact necessary to make the statements therein not misleading or (ii) in the Prospectus or arise out of or are based upon the omission or alleged omission (and in the case of any Computational Materials, as to which a Mortgage Pool Error occurred) to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse each such indemnified party for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that (a) the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made therein (x) in reliance upon and in conformity with written information furnished to the Company by or on behalf of an Underwriter, as described (and to the extent described) in Section 9A of this Agreement, or (y) in the Form 8-K - Computational Materials or in any Form 8-K - ABS Term Sheet, or any amendment or supplement thereof, except to the extent that any untrue statement or alleged untrue statement therein results (or is alleged to have resulted) directly from, in the case of the Form 8-K - Computational Materials, any Mortgage Pool Error, or, in the case of any Form 8-K - ABS Term Sheets, any error in Company Provided Information that was used in the preparation of (X) any Computational Materials or ABS Term Sheets (or amendments or supplements thereof) included in the Form 8-K - Computational Materials or Form 8-K - ABS Term Sheets (or amendment or supplement thereof), or (Y) any written or electronic materials furnished to prospective investors on which the Computational Materials or Collateral Term Sheets (or amendments or supplements) were based, (b) such indemnity with respect to any Corrected Statement (as defined below) in such Prospectus (or supplement thereto) shall not inure to the benefit of such Underwriter (or any person controlling such Underwriter) from whom the person asserting any loss, claim, damage or liability purchased the Offered Certificates that are the subject thereof if such person did not receive a copy of a supplement to such Prospectus at or prior to the confirmation of the sale of such Offered Certificates and the untrue statement or omission of a material fact contained in such Prospectus (or supplement thereto) was corrected (a "Corrected Statement") in such other supplement and such supplement timely was furnished by the Company to such Underwriter within a reasonable time prior to the delivery of such confirmation, and (c) such indemnity with respect to any error in Company Provided Information or any Mortgage Pool Error shall not inure to the benefit of such Underwriter (or any person controlling such Underwriter) from whom the person asserting any loss, claim, damage or liability received any Computational Materials or ABS Term Sheets (or any written or electronic materials on which the Computational Materials or any ABS Term Sheets are based) that were prepared on the basis of such erroneous Company Provided Information or Mortgage Pool Error, if, within a reasonable time prior to the time of confirmation of the sale of the applicable Offered Certificates to such person, the Company notified such Underwriter in writing of such error or provided in written or electronic form information superseding or correcting such error (in any such case, a "Corrected Error"), and such Underwriter failed to notify such person thereof or to actually or constructively deliver to such person corrected Computational Materials or ABS Term Sheets (or underlying written or electronic materials). This indemnity agreement will be in addition to any liability which the Company may otherwise have. "Mortgage Pool Error" shall mean any error or omission in the information concerning the characteristics of the Mortgage Loans furnished by or on behalf of the Company to any of the Underwriters in writing or by electronic transmission.

               B. Regardless of whether any Offered Certificates are sold, each Underwriter will severally indemnify and hold harmless the Company, each of its officers and directors and each person, if any, who controls the Company within the meaning of the 1933 Act or the Exchange Act against any losses, claims, damages or liabilities to which they or any of them become subject under the 1933 Act, the Exchange Act or other federal or state law or regulation, at common law or otherwise, to the same extent as the foregoing indemnity, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in (i) the Registration Statement or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading or in (ii) the Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made therein (a) in reliance upon and in conformity with written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter, as described in Section 9A of this Agreement, specifically for use in the preparation thereof and so acknowledged in writing, or (b) any Computational Materials or ABS Term Sheet (or amendments or supplements thereof) furnished to the Company by such Underwriter pursuant to Section 9A hereof and incorporated by reference in such Registration Statement or the related Prospectus or any amendment or supplement thereof (except that no such indemnity shall be available for any losses, claims, damages or liabilities, or actions in respect thereof resulting from any error in Company Provided Information or any Mortgage Pool Error, other than a Corrected Error), and such Underwriter or the Underwriters, as the case may be, will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending against such loss, claim, damage, liability or action.

               C. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Paragraphs A and B above, such person (hereinafter called the indemnified party) shall promptly notify the person against whom such indemnity may be sought (hereinafter called the indemnifying party) in writing thereof; but the omission to notify the indemnifying party shall not relieve such indemnifying party from any liability which it may have to any indemnified party otherwise than under such Paragraph. The indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or because different defenses are available to such parties. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Representative in the case of parties indemnified pursuant to Paragraph A and by the Company in the case of parties indemnified pursuant to Paragraph B. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there is a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated above, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

               D. If the indemnification provided for in this Section 8 is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall:

                    (i) in the case of any such losses, claims, damages or
               liabilities which do not arise out of or are not based upon any untrue statement or omission of a material fact in any Computational Materials or ABS Term Sheet (or any amendments or supplements thereof) contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the sale of the Offered Certificates; and

                    (ii) in the case of any such losses, claims, damages or
               liabilities which arise out of or are based upon any untrue statements or omissions of a material fact in any Computational Materials or ABS Term Sheet (or any amendments or supplements thereof), contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect both the relative benefits received by the Company and the Underwriters from the sale of the Offered Certificates and the relative fault of the Company and of the applicable Underwriter or Underwriters in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations.

               The relative benefits received by the Company and the Underwriters shall be deemed to be in such proportion so that the Underwriters are responsible for that portion determined by multiplying the total amount of such losses, claims, damages or liabilities, including legal and other expenses, by a fraction, the numerator of which is (x) the excess of the Aggregate Resale Price of the Offered Certificates of the related Series over the aggregate purchase price of the Offered Certificates specified in the Pricing Agreement and the denominator of which is (y) the Aggregate Resale Price of such Offered Certificates, and the Company is responsible for the balance, provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
          Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of the immediately preceding sentence, the "Aggregate Resale Price" of the Offered Certificates at the time of any determination shall be the weighted average of the purchase prices (in each case expressed as a percentage of the aggregate principal amount of the Offered Certificates so purchased), determined on the basis of such principal amounts, paid to the Underwriters by all initial purchasers of the Offered Certificates from the Underwriters. The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact of the omission or alleged omission to state a material fact relates to information supplied by the Company or by the applicable Underwriter or Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' obligations in this Paragraph D to contribute are several in proportion to their respective underwriting obligations and are not joint.

               E. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Paragraph D. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in Paragraph D shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of Section 8D(i), no Underwriter shall be required to contribute any amount by which the difference between the Aggregate Resale Price and the aggregate purchase price of the Offered Certificates specified in the Pricing Agreement exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.

               F. The Company and the Underwriters each expressly waive, and agree not to assert, any defense to their respective indemnification and contribution obligations under this Section 8 which they might otherwise assert based upon any claim that such obligations are unenforceable under federal or state securities laws or by reasons of public policy.

               G. The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriters within the meaning of the 1933 Act or the Exchange Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability that the Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company and to each person, if any, who controls the Company within the meaning of the 1933 Act or the Exchange Act; provided, however, that in no event shall the Company or the Underwriters be liable for double indemnification.

          9. Information Supplied by Underwriters; Representations and Warranties of the Underwriters.

               A. The Underwriters and the Company agree that the following constitute the only information furnished by or on behalf of the Underwriters to the Company for the purposes of Sections 2B and 8A hereof:

                    (i) the statements set forth in the last paragraph on the
               front cover page of the Prospectus Supplement regarding market making, and information under the heading "Underwriting" in the Prospectus Supplement, to the extent such information relates to all of the Underwriters and not to any particular Underwriter or affiliate of any particular Underwriter, have been supplied by or on behalf of all of the Underwriters jointly;

                    (ii) the information under the heading "Underwriting" in the
               Prospectus Supplement, to the extent such information relates to a particular Underwriter or affiliate of such Underwriter, and the information contained in any Form 8-K - Computational Materials and in any Form 8-K - ABS Term Sheets to the extent supplied to the Company by or on behalf of such Underwriter to be filed in the related Current Report on Form 8-K, in each case excluding any Company Provided Information and only to the extent not substantially identical in form, substance, scope, content and context to any information set forth in the Prospectus, has been supplied by such Underwriter and shall relate to and be the several responsibility of such Underwriter and no other Underwriter.

          "Computational Materials" shall mean those materials delivered by an Underwriter to the Company within the meaning of the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters") for which the filing of such material is a condition of the relief granted in such letters. "ABS Term Sheet" shall mean those materials delivered by an Underwriter to the Company in the form of "Structural Term Sheets" or "Collateral Term Sheets", in each case within the meaning of the no-action letter dated February 13, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter") for which the filing of such material is a condition of the relief granted in such letter. "Company Provided Information" shall mean any information presented in any ABS Term Sheet (or underlying materials) provided to the Underwriters by or on behalf of the Company specifically for use in ABS Term Sheets in writing or through electronic or magnetic data storage or transmission methods, in tabular, graphic or textual form, regardless of whether or not such information is presented in any ABS Term Sheets in the same format in which such information was provided to the Underwriters, but shall not include (i) any such information to the extent that, as presented in any ABS Term Sheet, such information contains, or is alleged to contain, any untrue statement of a material fact or omits, or is alleged to omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading due to any (a) typographical or similar error caused by any party other than the Company or (b) stylistic, contextual or other presentational considerations with respect to such ABS Term Sheets, including the format of tables, the phraseology of text or the placement or juxtaposition of such information in relation to any other information presented therein (whether or not Company Provided Information), in each case, not present in such information (in the aggregate), or in the manner of presentation or communication thereof to the Underwriters, when provided to the Underwriters by the Company or (ii) any information set forth in an ABS Term Sheet to the extent that such information, as presented in the Prospectus is not substantially identical in form, substance, scope, content or context thereto. Each Underwriter shall deliver to the Company (or counsel to the Company) a complete copy of all materials (which, if reasonably requested by the Company, shall be on computer compatible disk or such other acceptable electronic form) provided by such Underwriter to prospective investors in such Offered Certificates which constitute or are deemed to constitute Computational Materials or ABS Term Sheets, at least one business day before the date or dates on which the related Form 8-K - Computational Materials or Form 8-K - ABS Term Sheets relating to the Offered Certificates are required to be filed by the Company with the Commission pursuant to Section 5K or 5L hereof.

               Each Underwriter severally represents and warrants to and agrees with the Company, that, as of the date of the related Closing Date:

                    (i) any Computational Materials and ABS Term Sheets
               furnished by it to the Company pursuant to Section 9A hereof constitute (either in original, aggregated or consolidated form) all of the materials furnished by it to prospective investors prior to the time of delivery thereof to the Company and that it reasonably believes that such materials constitute the type of materials contemplated by the Kidder Letters and the PSA Letter; and

                    (ii) on the date of delivery of any such Computational
               Materials or ABS Term Sheets to the Company pursuant to this
               Section 9 and on the related Closing Date such Computational Materials and ABS Term Sheets (or materials) did not and will not include any untrue statement of a material fact, or, when read in conjunction with the related Prospectus and Prospectus Supplement, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          Notwithstanding the foregoing, the Underwriters make no representation or warranty as to whether any Computational Materials or ABS Term Sheets (or any written or electronic materials on which such Computational Materials or ABS Term Sheets are based) included or will include any untrue statement resulting directly from any Mortgage Pool Error or, in the case of an ABS Term Sheet, any error in Company Provided Information.

          Each Underwriter agrees that it will not represent to investors that any Computational Materials or ABS Term Sheets delivered thereto were prepared by, or disseminated on behalf of, the Company.

          10. Notices. All communications hereunder shall be in writing and, if sent to the Underwriters, shall be mailed or delivered or telecopied and confirmed in writing to the Representative at NationsBanc Montgomery Securities LLC, 100 North Tryon Street, NC1-007-11-07, Charlotte, North Carolina 28255,
Attention: Mortgage Finance Group, and, if sent to the Company, shall be telegraphed and confirmed in writing to the Company at 350 South Grand Avenue, Los Angeles, California 90071, Attention: Joseph Magnus; with a copy addressed to Andrews & Kurth LLP, 1701 Pennsylvania Avenue N.W., Suite 300, Washington, D.C 20006, Attention: James A. Blalock, III.

          11. Survival. All representations, warranties, covenants and agreements of the Company contained herein or in agreements or certificates delivered pursuant hereto, the agreements of the Underwriters and the Company contained in Section 8 hereof, and the representations, warranties and agreements of the Underwriters contained in Section 3 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriters or any controlling persons, or any subsequent purchaser or the Company or any of its officers, directors or any controlling persons, and shall survive delivery of and payment for the Certificates. The provisions of Sections 5, 7 and 8 hereof shall survive the termination or cancellation of this Agreement or any Pricing Agreement.

          12. Termination. The Underwriters shall have the right to terminate this Agreement and/or the Pricing Agreement by giving notice as hereinafter specified at any time at or prior to the applicable Closing Date if (a) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Chicago Board Options Exchange, the Chicago Board of Trade or the London Stock Exchange Limited, (b) trading of any securities of the Company or AFC shall have been suspended on any exchange or in any over-the-counter market, (c) a general moratorium on commercial banking activities shall have been declared by any of the federal, California or New York State authorities, (d) there shall have occurred any outbreak or escalation of hostilities or any change in the national or international financial markets or any calamity or crisis which, in the Representative's reasonable judgment, is material and adverse, and, in the case of any of the events specified in clauses
(a) through (d), such event singly or together with any other such event makes it in the Representative's reasonable judgment impractical to market the Offered Certificates. Any such termination shall be without liability of any other party except that the provisions of Paragraph G of Section 5 (except with respect
Section 5G(vii)) and Section 8 hereof shall at all times be effective. If the Underwriters elect to terminate this Agreement and/or the Pricing Agreement as provided in this Section 12, the Company shall be notified promptly by the Representative by telephone, telegram or facsimile transmission, in any case, confirmed by letter.

          13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns (which successors and assigns do not include any person on purchasing a Certificate from the Underwriters), and the officers and directors and controlling persons referred to in Section 8 hereof and their respective successors and assigns, and no other persons will have any right or obligations hereunder.

          14. Applicable Law; Venue. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York. Any action or proceeding brought to enforce or arising out of any provision of this Agreement shall be brought only in a state or federal court located in the Borough of Manhattan, New York City, New York, and the parties hereto expressly consent to the jurisdiction of such courts and agree to waive any defense or claim of forum non conveniens they may have with respect to any such action or proceeding brought.

          15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall together constitute but one and the same instrument.

          16. Amendments and Waivers. This Agreement may be amended, modified, altered or terminated, and any of its provisions waived, only in a writing signed on behalf of the parties hereto.

                                            Very truly yours,

                                            AAMES CAPITAL CORPORATION


                                            By: /s/ JOSEPH MAGNUS
                                               ---------------------------------
                                               Name:  Joseph Magnus
                                               Title: Executive Vice President
                                                      and Chief Credit Officer




NATIONSBANC MONTGOMERY SECURITIES LLC




By: /s/ SHAHID QURAISHI
   -------------------------------
   Name: Shahid Quraishi
   Title: Principal

        For itself and as
        Representative of the several
        Underwriters named in Schedule I
        to the Pricing Agreement

                                                                       EXHIBIT A




                                                              September 18, 1998



NationsBanc Montgomery Securities LLC
  as Representative of the several Underwriters
  named in Schedule I to the Pricing Agreement
c/o NationsBanc Montgomery Securities LLC
100 North Tryon Street
NC1-007-11-07
Charlotte,  NC   28255

Re: Underwriting Agreement for Aames Mortgage Trust, dated September 18, 1998 the "Underwriting Agreement") between Aames Capital Corporation ("Aames") and NationsBanc Montgomery Securities LLC, as Representative of the several Underwriters named in Schedule I to the Pricing Agreement dated September 18, 1998 (the "Pricing Agreement")

Ladies and Gentlemen:

          Pursuant to the Underwriting Agreement and Pricing Agreement (collectively, the "Designated Agreement"), Aames has undertaken certain financial obligations with respect to the indemnification of the Underwriters with respect to the Registration Statement, and the Prospectus described in the Designated Agreement. Any financial obligations of Aames under the Designated Agreement, whether or not specifically enumerated in this paragraph, are hereinafter referred to as the "Joint and Several Obligations;" provided, however, that "Joint and Several Obligations" shall mean only the financial obligations of Aames under the Designated Agreement (including the payment of money damages for a breach of any of Aames' obligations under the Designated Agreement, whether financial or otherwise) but shall not include any obligations not relating to the payment of money.

          As a condition of its execution of the Designated Agreement, the Underwriters have required the undersigned, Aames Financial Corporation ("AFC"), the parent corporation of Aames, to acknowledge its joint and several liability with Aames for the payment of the Joint and Several Obligations under the Designated Agreement.

          Now, therefore, the Underwriters and AFC do hereby agree that:



                                  Exhibit A-1

               AFC hereby agrees to be absolutely and unconditionally jointly and severally liable with Aames to the Underwriters for the payment of the Joint and Several Obligations under the Designated Agreement.

               (ii) AFC may honor its obligations hereunder either by direct payment of any Joint and Several Obligations or by causing any Joint and Several Obligations to be paid to the Underwriters by Aames or another affiliate of AFC; provided however that this subparagraph shall not require the Underwriters to seek satisfaction from any party other than Aames or AFC with respect to the Joint and Several Obligations under the Designated Agreement.



                                   Exhibit A-2

          Capitalized terms used herein and not defined herein shall have their respective meanings as set forth in the Designated Agreement.

                                            Very truly yours,

                                            AAMES FINANCIAL CORPORATION




                                            By:_________________________________
                                               Name:
                                               Title:



NATIONSBANC MONTGOMERY SECURITIES LLC




By:_______________________________
   Name:
   Title:

         For itself and as
         Representative of the several
         Underwriters named in Schedule I
         to the Pricing Agreement



                                   Exhibit A-3

                                   APPENDIX A

                               FORM OF OPINION OF
                             COUNSEL TO THE COMPANY


          1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California.

          2. AFC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          3. The Company has full corporate power and corporate authority to own its assets and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Pooling and Servicing Agreement, the Underwriting Agreement and Pricing Agreement (the "Documents").

          4. AFC has full corporate power and corporate authority to own its assets and to conduct its business as now being conducted and to enter into and perform its obligations under the Letter Agreement.

          5. The Company is duly qualified as a foreign corporation and is in good standing under the laws of each jurisdiction where it owns or leases any real property or has any permanently located employees.

          6. The Company has all material licenses, franchises and permits of and from all public, regulatory or governmental officials or bodies, necessary to (i) conduct its business as now being conducted and as described in the Prospectus, and (ii) perform its obligations under the Documents.

          7. The execution, acknowledgment, delivery and performance by the Company of the Documents have been duly authorized by all requisite corporate action.

          8. The execution, acknowledgment, delivery and performance by AFC of the Letter Agreement have been duly authorized by all requisite corporate action.

          9. Neither the execution or delivery of, nor the performance by the Company of its obligations under, the Documents, nor the offer, issuance, sale or delivery of the Certificates (i) violates any of the provisions of the Company's Articles of Incorporation or By-laws, (ii) violates any judgment, decree, writ, injunction, award, determination or order known to such counsel which is applicable to Company or any of its properties, or by which the Company or any of its properties are bound or affected, (iii) conflicts with, or results in a breach of, or constitutes a default under, any of the provisions of any of the Company's material contracts, or (iv) results in the creation or imposition of any lien on any of its properties pursuant to the terms of any of the Company material contracts.

          10. Neither the execution or delivery of, nor the performance by AFC of its obligations



                                  Appendix A-1
under, the Letter Agreement (i) violates any of the provisions of AFC's Certificate of Incorporation or By-laws, (ii) violates any judgment, decree, writ, injunction, award, determination or order known to such counsel which is applicable to AFC or any of its properties, or by which AFC or any of its properties are bound or affected, (iii) conflicts with, or results in a breach of, or constitutes a default under, any of the provisions of any of AFC's material contracts, or (iv) results in the creation or imposition of any lien on any of its properties pursuant to the terms of any of AFC's material contracts.

          11. No consent, approval or authorization from, or registration or filing with or notice to, any court or governmental body is required to be obtained, made or given by the Company in connection with its authorization, execution, delivery of, or performance of its obligations under the Documents or in connection with the issuance, sale or delivery of the Offered Certificates.

          12. No consent, approval or authorization from, or registration or filing with or notice to, any court or governmental body is required to be obtained, made or given by AFC in connection with its authorization, execution, delivery of, or performance of its obligations under the Letter Agreement.

          13. Based upon such counsel's knowledge, there is no pending or threatened action, suit, proceeding or investigation before or by any court, administrative agency, arbitrator or governmental body against or affecting the Company which, if decided adversely, would materially and adversely affect (i) the ability of the Company to perform its obligations under, or the validity or enforceability of, the Documents, (ii) any mortgaged property or title of any mortgagor to such mortgaged property, or (iii) the Trustee's ability to foreclose or otherwise enforce the liens of the mortgage loans.

          14. The Registration Statement is effective under the 1933 Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued, or proceeding for that purpose instituted or threatened by the Commission.

          15. The Registration Statement as of its effective date and the Prospectus as of the date there of, other than the Computational Materials, numerical, financial and statistical data included or incorporated by reference in the Registration Statement and the Prospectus, as to which such counsel need not express an opinion, appeared on its face to be appropriately responsive in all material respects to the applicable requirements of the 1933 Act and the rules and regulations thereunder, except that such counsel need not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except for those as contemplated by paragraph 20 and 21 below.

          16. The execution and delivery of each of the Underwriting Agreement and the Pricing Agreement has been duly authorized by all necessary corporate action of the Company and each of the Underwriting Agreement and the Pricing Agreement has been duly executed and delivered by the Company; the execution and delivery of the Letter Agreement has been duly authorized by all necessary corporate action of AFC and the Letter Agreement has been duly executed and delivered by AFC.



                                  Appendix A-2

          17. The execution and delivery of the Pooling and Servicing Agreement has been duly authorized by the Company and the Agreement has been duly executed and delivered by the Company and constitutes a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with its terms except as enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other similar laws relating to or affecting creditors rights generally or (b) general principles of equity or public policy, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          18. The Offered Certificates will, when duly executed and authenticated as specified in the Pooling and Servicing Agreement and delivered by the Trustee on behalf of the Trust in exchange for the Mortgage Loans in the related Mortgage Loan Group and the other assets conveyed by the Company to the Trust pursuant to the Pooling and Servicing Agreement, be entitled to the benefits of the Pooling and Servicing Agreement afforded to the related Class.

          19. The Offered Certificates and the Pooling and Servicing Agreement conform in all material respects to the descriptions thereof contained in the Prospectus.

          20. The statements in the base Prospectus and the Prospectus Supplement, as the case may be, under the headings "Risk Factors," "Certain Legal Aspects of the Mortgage Loans," "Certain Federal Income Tax
Considerations," and "ERISA Considerations," to the extent that they constitute matters of California, New York or federal law or legal conclusions with respect thereto, are correct in all material respects to the extent of those consequences or aspects that are discussed.

          21. Each of the REMIC Pools as described in the Pooling and Servicing Agreement will qualify as a "real estate mortgage investment conduit" ("REMIC") within the meaning of Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"), the Offered Certificates and Class C Certificates described in the Prospectus and issued pursuant to the Pooling and Servicing Agreement will be treated as "regular interests" in the REMIC for purposes of Code Section 860G(a)(1) and the Class R Certificates issued pursuant to the Pooling and Servicing Agreement will be treated as the "residual interest" in the REMIC for purposes of Code Section 860G(a)(2), assuming: (i) an election is made to treat each REMIC Pool as a REMIC, (ii) compliance with the Pooling and Servicing Agreement and compliance with changes in the law, including any amendments to the Code or applicable Treasury regulations thereunder. None of the REMIC Pools will be subject to California income or franchise tax in effect on the date of such opinion, as long as such REMIC Pool complies with any changes in the statutory and regulatory requirements of California law. Such counsel may state that a REMIC Pool may, however, be subject to California income or franchise tax in certain circumstances where federal income tax is also imposed, such as in the case of net income from foreclosure property; and in addition, a REMIC Pool may be subject to the minimum tax imposed under the California Revenue and Taxation Code Sections specified therein.

          22. The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and the Trust created thereby is not required to be registered, and neither the Company nor AFC is an "investment company" as such term is defined, under the



                                  Appendix A-3

Investment Company Act of 1940, as amended.

          23. Neither the transfer of the Mortgage Loans to the Trust, the issuance and sale of the Offered Certificates to the Underwriters pursuant to the Underwriting Agreement, the compliance by the Company with other provisions of the Underwriting Agreement, the Pooling and Servicing Agreement and the Certificates, nor the consummation of the transactions therein contemplated as to the transfer of the Mortgage Loans and the sale of the Offered Certificates by the Company require the consent, approval, authorization, order, registration or qualification of or with any court or governmental authority, except such as have been obtained or effected under the 1933 Act (and except with respect to any consent, approval, authorization, registration or qualification which may be required under state securities or Blue Sky laws or with respect to the purchase and sale of the retained Certificates, as to which matters such counsel need not express an opinion) and such other approvals as have been obtained, or conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, the charter or bylaws of the Company, or any statute or regulation applicable to the Company or, to the best of such counsel's knowledge, any judgment, decree or order applicable to the Company of any court, regulatory body, administrative agency or other governmental authority.

          24. Assuming compliance with the provisions of the Pooling and Servicing Agreement, and subject to the limitations and conditions set forth therein, the Trustee and the Company, acting in its capacity as Servicer under the terms of the Pooling and Servicing Agreement, will be entitled to enforce the terms of each Note and Mortgage in accordance with their respective terms, except to the extent such enforcement may be limited by (a) bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other similar laws relating to or affecting creditors' rights generally or (b) general principles of equity or public policy, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          In addition, such counsel shall state that nothing has come to their attention that would lead them to believe that the Registration Statement (other than the Computational Materials, the financial, numerical, statistical and quantitative information included or incorporated by reference therein, as to which such counsel need not make any statement), at the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (other than the Computational Materials, the financial, numerical, statistical and quantitative information included or incorporated by reference therein, and the information with respect to the Certificate Insurer, as to which such counsel need not make any statement), at its issue date or at the date of the Closing, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.



                                  Appendix A-4

                                   APPENDIX B

                      FORM OF OPINION OF COUNSEL TO TRUSTEE

          1. The Trustee is a national banking association with trust powers, duly organized and validly existing in good standing under the laws of the United States of America, and has all requisite power and authority to enter into the Pooling and Servicing Agreement and perform the obligations of trustee thereunder.

          2. The Pooling and Servicing Agreement has been duly authorized, executed, and delivered by the Trustee and constitutes the legal, valid, and binding obligation of the Trustee enforceable against the Trustee in accordance with its terms, except as enforceability may be limited by applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of creditors' rights generally and by general equity principles.

          3. The execution and delivery of the Pooling and Servicing Agreement by the Trustee and the performance by the Trustee of its terms do not conflict with or result in a violation (A) of any law or regulation of the United States of America or the State of California governing the banking or trust powers of the Trustee, or (B) the Articles of Association or By-laws of the Trustee.

          4. No approval, authorization, or other action by, or filing with, any governmental authority of the United States of America or the State of California having jurisdiction over the banking or trust powers of the Trustee is required in connection with its execution and delivery of the Pooling and Servicing Agreement or the performance by the Trustee of the terms of the Pooling and Servicing Agreement.

          5. The Trustee has the power and authority to perform its duties pursuant to Sections 8.01 and 8.02 of the Pooling and Servicing Agreement to act as a successor servicer, including the making of advances as described in Sections 8.01 and 8.02 of the Pooling and Servicing Agreement.

          6. The Certificates have been duly executed, authenticated and delivered by the Trustee.



                                  Appendix B-1

                                   APPENDIX C
                      FORM OF OPINION OF COUNSEL TO INSURER


          1. The Insurer is a stock insurance company duly organized, validly existing and authorized to conduct financial guaranty insurance business under the laws of the State of New York.

          2. The Policy, the Insurance and Indemnity Agreement and the Indemnification Agreement (the "Agreements") have been duly authorized, executed and delivered by the Insurer.

          3. The Policy and the Agreements constitute valid and binding obligations of the Insurer, enforceable against the Insurer in accordance with their terms subject, as to the enforcement of remedies, bankruptcy, insolvency, reorganization, rehabilitation, moratorium and other similar laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy or insolvency of the Insurer and to the application of general principles of equity and subject, in the case of the Indemnification Agreement, to principles of public policy limiting the right to enforce the indemnification provision contained therein insofar as they relate to indemnification for liabilities arising under applicable securities laws.

          4. The Policy is exempt from registration under the 1933 Act.

          5. Neither the execution or delivery by the Insurer of the Policy or the Agreements, nor the performance by the Insurer of its obligations thereunder, will conflict with any provision of the certificate of incorporation or the by-laws of the Insurer or, to the best of such counsel's knowledge, result in a breach of, or constitute a default under any agreement or other instrument to which the Insurer is a party to which it or any of its property is bound, or to the best of such counsel's knowledge, violate any consent, order to decree applicable to the Insurer of any governmental or regulatory body, administrative agency, court or arbitrator having jurisdiction over the Insurer (except that in the published opinion of the Commission the indemnification provisions of the Indemnification Agreement, insofar as they relate to indemnification or liabilities arising under the 1933 Act, are against public policy as expressed in the 1933 Act and are therefore unenforceable).

          In addition, please be advised such counsel has reviewed the description of the Insurer under the caption "Certificate Insurer" in the Prospectus Supplement (the "Offering Document") of the Transferor with respect to the securities. The information provided in the Offering Document with respect to the Insurer is limited and does not purport to provide the scope of disclosure required to be included in a prospectus with respect to a registrant under the 1933 Act in connection with the public offer and sale of securities of such registrant. Within such limited scope of disclosure, however, there has not come to such counsel's attention any information which would cause such counsel to believe that the description of the Insurer referred to above, as of the date of the Offering Document or as of the date of such opinion, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not



                                  Appendix C-1
misleading (except that such counsel need not express an opinion with respect to any financial statements or other financial information contained or referred to therein).



                                  Appendix C-2

                                                                         ANNEX A

                            AAMES CAPITAL CORPORATION

                       Mortgage Pass-Through Certificates

                                PRICING AGREEMENT


                                                              September 18, 1998



NationsBanc Montgomery Securities LLC
  as Representative of the several Underwriters
  named in Schedule I hereto
c/o NationsBanc Montgomery Securities LLC
100 North Tryon Street
NC1-007-11-07
Charlotte,  NC   28255



Ladies and Gentlemen:

          Aames Capital Corporation (the "Company") proposes, subject to the terms and condition stated herein and the Underwriting Agreement, dated September 18, 1998 (the "Underwriting Agreement"), between the Company and NationsBanc Montgomery Securities LLC, as underwriter and as Representative (in such capacity, the "Representative" of the several underwriters named in
Schedule I hereto (together with the Representative, the "Underwriters"), to issue and sell to the Underwriters the series of mortgage pass-through certificates specified in Schedule II hereto (the "Certificates"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty with respect to the Prospectus in Section 1 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented with respect to the Certificates. Each reference to Representative contained in the Underwriting Agreement shall be deemed to refer to the Representative named herein. Unless otherwise defined herein, terms in the Underwriting Agreement are used herein as therein defined.

          An amendment to the Registration Statement, or a supplement to the Prospectus, as the



                                    Annex A-1
case may be, relating to the Certificates in the form heretofore delivered to you is now proposed to be filed or, in the case of a supplement, mailed for filing with the Commission.

          Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to the Underwriters, and the Underwriters, severally and not jointly, agree to purchase from the Company, at the time and at the purchase price set forth in Schedule II hereto, the aggregate amount of each Class of Certificates set forth opposite the name of such Underwriter set forth in
Schedule I hereto plus, in the case of the Fixed Rate Group Certificates and the Class A-2A Certificates, accrued interest at the applicable Pass-Through Rate from September 1, 1998.



                                    Annex A-2

          If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon acceptance hereof by you, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between the Underwriters and the Company.

                                            Very truly yours,

                                            AAMES CAPITAL CORPORATION

                                            By:_________________________________
                                               Name:
                                               Title:

CONFIRMED AND ACCEPTED, as of the date first above written:

NATIONSBANC MONTGOMERY SECURITIES LLC


By:_______________________________
   Name:
   Title:

         For itself and as
         Representative of the several
         Underwriters named in
         Schedule I hereto



                                    Annex A-3

                                   SCHEDULE I



                               Principal            Principal            Principal            Principal
                               Amount of            Amount of            Amount of            Amount of
                               Class A-1F           Class A-2F           Class A-3F           Class A-4F
Underwriter                    Certificates         Certificates         Certificates         Certificates
-----------                    ------------         ------------         ------------         ------------
NationsBanc                    $53,280,000          $36,135,000          $17,955,000          $32,445,000
Montgomery Securities
LLC

Bear, Stearns & Co.             17,760,000           12,045,000            5,985,000           10,815,000
 Inc.

Prudential Securities           17,760,000           12,045,000            5,985,000           10,815,000
Incorporated

First Union Capital             17,760,000           12,045,000            5,985,000           10,815,000
 Markets

Donaldson, Lufkin &             11,840,000            8,030,000            3,990,000            7,210,000
Jenrette Securities
Corporation




                               Principal            Principal            Principal            Principal
                               Amount of            Amount of            Amount of            Amount of
                               Class A-5F           Class A-6F           Class A-1A           Class A-2A
Underwriter                    Certificates         Certificates         Certificates         Certificates
-----------                    ------------         ------------         ------------         ------------
NationsBanc                    $18,135,000          $17,550,000          $87,750,000          $29,250,000
Montgomery Securities
LLC

Bear, Stearns & Co.              6,045,000            5,850,000           29,250,000            9,750,000
 Inc.

Prudential Securities            6,045,000            5,850,000           29,250,000            9,750,000
Incorporated

First Union Capital              6,045,000            5,850,000           29,250,000            9,750,000
 Markets

Donaldson, Lufkin &              4,030,000            3,900,000           19,500,000            6,500,000
Jenrette Securities
Corporation

                                   SCHEDULE II


Registration Statement No. 333-21219
  Base Prospectus September 18, 1998
  Prospectus Supplement dated September 18, 1998
Mortgage Pass-Through Certificates, Series 1998-C

Title of Certificates:                   Class A-1F

     Amount of Certificates:             $118,400,000
     Pass-Through Rate:                  6.239%
     Purchase Price Percentage:          99.75%
     Cut-off Date:                       September 1, 1998
     Closing:                            September 25, 1998
     Denominations:                      $1,000.00 and integral multiples
                                         of $1.00 in excess thereof.

               Insurer:                  MBIA Insurance Corporation.

Title of Certificates:                   Class A-2F

     Amount of Certificates:             $80,300,000
     Pass-Through Rate:                  6.037%
     Purchase Price Percentage:          99.75%
     Cut-off Date:                       September 1, 1998
     Closing:                            September 25, 1998
     Denominations:                      $1,000.00 and integral multiples
                                         of $1.00 in excess thereof.
               Insurer:                  MBIA Insurance Corporation






Title of Certificates:                   Class A-3F

     Amount of Certificates:             $39,900,000
     Pass-Through Rate:                  6.091%
     Purchase Price Percentage:          99.75%
     Cut-off Date:                       September 1, 1998
     Closing:                            September 25, 1998
     Denominations:                      $1,000.00 and integral multiples
                                         of $1.00 in excess thereof.

               Insurer:                  MBIA Insurance Corporation

Title of Certificates:                   Class A-4F

     Amount of Certificates:             $72,100,000
     Pass-Through Rate:                  6.268%
     Purchase Price Percentage:          99.75%
     Cut-off Date:                       September 1, 1998
     Closing:                            September 25, 1998
     Denominations:                      $1,000.00 and integral multiples
                                         of $1.00 in excess thereof.

               Insurer:                  MBIA Insurance Corporation

Title of Certificates:                   Class A-5F

     Amount of Certificates:             $40,300,000
     Pass-Through Rate:                  6.633% with respect to each
                                         Interest Period preceding the
                                         Clean-up Call Date and, 7.133%
                                         thereafter
     Purchase Price Percentage:          99.75%
     Cut-off Date:                       September 1, 1998
     Closing:                            September 25, 1998

     Denominations:                      $1,000.00 and integral multiples
                                         of $1.00 in excess thereof.

               Insurer:                  MBIA Insurance Corporation

Title of Certificates:                   Class A-6F

     Amount of Certificates:             $39,000,000
     Pass-Through Rate:                  6.133%
     Purchase Price Percentage:          99.75%
     Cut-off Date:                       September 1, 1998
     Closing:                            September 25, 1998
     Denominations:                      $1,000.00 and integral multiples
                                         of $1.00 in excess thereof.

               Insurer:                  MBIA Insurance Corporation


Title of Certificates:                   Class A-1A

     Amount of Certificates:             $195,000,000
     Pass-Through Rate:                  LIBOR + 0.26% with respect to each
                                         Interest Period preceding the Clean-up
                                         Call Date and, LIBOR + 0.52%
                                         thereafter.

     Purchase Price Percentage:          99.75%
     Cut-off Date:                       September 1, 1998
     Closing:                            September 25, 1998
     Denominations:                      $1,000.00 and integral multiples
                                         of $1.00 in excess thereof.

Insurer:                                 MBIA Insurance Corporation

Title of Certificates:                   Class A-2A

     Amount of Certificates:             $65,000,000
     Pass-Through Rate:                  5.912%
     Purchase Price Percentage:          99.75%
     Cut-off Date:                       September 1, 1998
     Closing:                            September 25, 1998
Insurer:                                 MBIA Insurance Corporation



Representative with respect to the Offered Certificates:  NationsBanc Montgomery
                                                          Securities LLC

Location of Settlement: The offices of Aames Financial Corporation, 350 South Grand Avenue, Los Angeles, CA 90071

                            AAMES CAPITAL CORPORATION

                       Mortgage Pass-Through Certificates

                                PRICING AGREEMENT


                                                              September 18, 1998



NationsBanc Montgomery Securities LLC
  as Representative of the several Underwriters
  named in Schedule I hereto
c/o NationsBanc Montgomery Securities LLC
100 North Tryon Street
NC1-007-11-07
Charlotte,  NC   28255



Ladies and Gentlemen:

          Aames Capital Corporation (the "Company") proposes, subject to the terms and condition stated herein and the Underwriting Agreement, dated September 18, 1998 (the "Underwriting Agreement"), between the Company and NationsBanc Montgomery Securities LLC, as underwriter and as Representative (in such capacity, the "Representative" of the several underwriters named in
Schedule I hereto (together with the Representative, the "Underwriters"), to issue and sell to the Underwriters the series of mortgage pass-through certificates specified in Schedule II hereto (the "Certificates"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty with respect to the Prospectus in Section 1 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented with respect to the Certificates. Each reference to Representative contained in the Underwriting Agreement shall be deemed to refer to the Representative named herein. Unless otherwise defined herein, terms in the Underwriting Agreement are used herein as therein defined.

          An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Certificates in the form heretofore delivered to you is now proposed to be filed or, in the case of a supplement, mailed for filing with the Commission.

          Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to the Underwriters, and the Underwriters, severally and not jointly, agree to purchase from the Company, at the time and at the purchase price set forth in Schedule II hereto, the aggregate amount of each Class of Certificates set forth opposite the name of such Underwriter set forth in
Schedule I hereto plus, in the case of the Fixed Rate Group Certificates and the Class A-2A Certificates, accrued interest at the applicable Pass-Through Rate from September 1, 1998.

          If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon acceptance hereof by you, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between the Underwriters and the Company.

                                            Very truly yours,

                                            AAMES CAPITAL CORPORATION


                                            By: ________________________________
                                               Name:
                                               Title:

CONFIRMED AND ACCEPTED,
as of the date first above written:

NATIONSBANC MONTGOMERY SECURITIES LLC


By:_______________________________
   Name:
   Title:

         For itself and as
         Representative of the several
         Underwriters named in
         Schedule I hereto

                                   SCHEDULE I



                               Principal            Principal            Principal            Principal
                               Amount of            Amount of            Amount of            Amount of
                               Class A-1F           Class A-2F           Class A-3F           Class A-4F
Underwriter                    Certificates         Certificates         Certificates         Certificates
-----------                    ------------         ------------         ------------         ------------
NationsBanc                    $53,280,000          $36,135,000          $17,955,000          $32,445,000
Montgomery Securities
LLC

Bear, Stearns & Co.             17,760,000           12,045,000            5,985,000           10,815,000
 Inc.

Prudential Securities           17,760,000           12,045,000            5,985,000           10,815,000
Incorporated

First Union Capital             17,760,000           12,045,000            5,985,000           10,815,000
 Markets

Donaldson, Lufkin &             11,840,000            8,030,000            3,990,000            7,210,000
Jenrette Securities
Corporation



                               Principal            Principal            Principal            Principal
                               Amount of            Amount of            Amount of            Amount of
                               Class A-5F           Class A-6F           Class A-1A           Class A-2A
Underwriter                    Certificates         Certificates         Certificates         Certificates
-----------                    ------------         ------------         ------------         ------------
NationsBanc                    $18,135,000          $17,550,000          $87,750,000          $29,250,000
Montgomery Securities
LLC

Bear, Stearns & Co.              6,045,000            5,850,000           29,250,000            9,750,000
 Inc.

Prudential Securities            6,045,000            5,850,000           29,250,000            9,750,000
Incorporated

First Union Capital              6,045,000            5,850,000           29,250,000            9,750,000
 Markets

Donaldson, Lufkin &              4,030,000            3,900,000           19,500,000            6,500,000
Jenrette Securities
Corporation

                                                                     SCHEDULE II


Registration Statement No. 333-21219
  Base Prospectus September 18, 1998
  Prospectus Supplement dated September 18, 1998
Mortgage Pass-Through Certificates, Series 1998-C

Title of Certificates:                  Class A-1F

     Amount of Certificates:            $118,400,000
     Pass-Through Rate:                 6.239%
     Purchase Price Percentage:         99.75%
     Cut-off Date:                      September 1, 1998
     Closing:                           September 25, 1998
     Denominations:                     $1,000.00 and integral multiples
                                        of $1.00 in excess thereof.

               Insurer:                 MBIA Insurance Corporation.

Title of Certificates:                  Class A-2F

     Amount of Certificates:            $80,300,000
     Pass-Through Rate:                 6.037%
     Purchase Price Percentage:         99.75%
     Cut-off Date:                      September 1, 1998
     Closing:                           September 25, 1998
     Denominations:                     $1,000.00 and integral multiples
                                        of $1.00 in excess thereof.
               Insurer:                 MBIA Insurance Corporation






Title of Certificates:                  Class A-3F

     Amount of Certificates:            $39,900,000
     Pass-Through Rate:                 6.091%
     Purchase Price Percentage:         99.75%
     Cut-off Date:                      September 1, 1998
     Closing:                           September 25, 1998
     Denominations:                     $1,000.00 and integral multiples
                                        of $1.00 in
                                        excess thereof.

               Insurer:                 MBIA Insurance Corporation

Title of Certificates:                  Class A-4F

     Amount of Certificates:            $72,100,000
     Pass-Through Rate:                 6.268%
     Purchase Price Percentage:         99.75%
     Cut-off Date:                      September 1, 1998
     Closing:                           September 25, 1998
     Denominations:                     $1,000.00 and integral multiples
                                        of $1.00 in excess thereof.

               Insurer:                 MBIA Insurance Corporation

Title of Certificates:                  Class A-5F

     Amount of Certificates:            $40,300,000
     Pass-Through Rate:                 6.633% with respect to each Interest
                                        Period preceding the Clean-up Call
                                        Date and, 7.133% thereafter
     Purchase Price Percentage:         99.75%
     Cut-off Date:                      September 1, 1998
     Closing:                           September 25, 1998
     Denominations:                     $1,000.00 and integral multiples
                                        of $1.00 in excess thereof.

               Insurer:                 MBIA Insurance Corporation

Title of Certificates:                  Class A-6F

     Amount of Certificates:            $39,000,000
     Pass-Through Rate:                 6.133%
     Purchase Price Percentage:         99.75%
     Cut-off Date:                      September 1, 1998
     Closing:                           September 25, 1998
     Denominations:                     $1,000.00 and integral multiples
                                        of $1.00 in excess thereof.

               Insurer:                 MBIA Insurance Corporation


Title of Certificates:                  Class A-1A

     Amount of Certificates:            $195,000,000
     Pass-Through Rate:                 LIBOR + 0.26% with respect to each
                                        Interest Period preceding the Clean-up
                                        Call Date and, LIBOR + 0.52% thereafter.
     Purchase Price Percentage:         99.75%
     Cut-off Date:                      September 1, 1998
     Closing:                           September 25, 1998
     Denominations:                     $1,000.00 and integral multiples
                                        of $1.00 in excess thereof.

Insurer:                                MBIA Insurance Corporation

Title of Certificates:                  Class A-2A

     Amount of Certificates:            $65,000,000
     Pass-Through Rate:                 5.912%
     Purchase Price Percentage:         99.75%
     Cut-off Date:                      September 1, 1998
     Closing:                           September 25, 1998
Insurer:                                MBIA Insurance Corporation



Representative with respect to the Offered Certificates:  NationsBanc Montgomery
                                                          Securities LLC

Location of Settlement: The offices of Aames Financial Corporation, 350 South Grand Avenue, Los Angeles, CA 90071



                                       3